SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 30, 2003
(Date of earliest event reported)

BEI Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22799	94-3274498

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

One Post Street, Suite 2500, San Francisco, California	94104

(Address of principal executive offices)	(Zip Code)

(415) 956-4477

(Registrant’s telephone number,
including area code)

Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1

Item 9.    Regulation FD Disclosure.

               On October 30, 2003, BEI Technologies, Inc. issued a press release announcing its results of operations and financial condition for the three months (“fourth quarter”) and full year ended September 27, 2003. A copy of the press release is being furnished pursuant to Item 12: “Results of Operations and Financial Condition” and is attached as Exhibit 99.1.

SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               Dated: October 30, 2003

               BEI Technologies, Inc.

By:	/s/	Robert R. Corr

Robert R. Corr
Controller, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of BEI Technologies, Inc., dated October 30, 2003, announcing the Company’s results for the fourth quarter and full year ended September 27, 2003.